THIS SUPPLEMENT REPLACES THE SUPPLEMENT FILED ON NOVEMBER 6, 2007


                  Lincoln Life & Annuity Company of New York:

        Lincoln Life & Annuity Flexible Premium Variable Life Account M LLANY Separate Account R for Flexible Premium Variable Life Insurance
        Lincoln Life & Annuity Flexible Premium Variable Life Account Y


                       Supplement dated December 7, 2007
                    to the Prospectuses dated April 30, 2007


   Lincoln VULONE2005 Elite Series           Lincoln SVULONE Elite Series
   Lincoln Momentum VULONE2005               Lincoln Momentum SVULONE
   Lincoln VULCV-IV Elite Series             Lincoln SVUL-IV Elite Series
   American Legacy VULCV-IV                  American Legacy SVUL-IV


This supplement outlines certain changes to your variable universal life insurance policy. It is for informational purposes only; no action is required on your part.

The following language replaces the first sentence of the second paragraph of the "Overloan Protection Rider" section under "Riders":

On or after December 10, 2007, we will automatically issue this rider with newly issued policies. We may also add the rider to any policy which was issued without it prior to that date, subject to appropriate regulatory approval and availability as announced by us. We will notify owners of such policies in writing when the rider has been added.




               Please retain this supplement for future reference.